Note 12 - Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Earnings Per Share [Text Block]
12.	Earnings / (Loss) per Share

Basic and diluted earnings / (loss) per common share are computed as follows:

	2022	2023	2024
Income / (loss):
Net income / (loss) attributable to controlling shareholders	33,542,671	(2,908,904)	(12,605,874)
Weighted average common shares – outstanding, basic	2,876,320	2,763,121	2,727,698
Basic earnings / (loss) per share	11.66	(1.05)	(4.62)

Effect of dilutive securities:
Dilutive effect of non-vested shares	13,671	-	-
Weighted average common shares – outstanding, diluted	2,889,991	2,763,121	2,727,698
Diluted earnings / (loss) per share	11.61	(1.05)	(4.62)

For the years ended December 31, 2023 and 2024, during which the Company incurred losses, the effect of 88,400 and 89,400 non-vested stock awards was anti-dilutive. Hence for the year ended December 31, 2023 and 2024, “Basic loss per share” equals “Diluted loss per share.”